TCBI Q2 2012 Earnings July 25, 2012 Exhibit 99.2

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties and are based on Texas Capital’s current estimates or expectations of future events or future results. Texas Capital is under no obligation, and expressly disclaims such obligation, to update, alter or revise its forward-looking statements, whether as a result of new information, future events or otherwise. A number of factors, many of which are beyond Texas Capital’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the prospectus supplement relating to the offering and the Annual Report on Form 10-K and other filings made by Texas
Capital with the Securities and Exchange Commission (SEC).

Opening Remarks
• Continued strong growth in loans, deposits, ROE and ROA
• Reduction in credit costs and NPA ratios continued in Q2-2012
• Strong growth in LHI with good pipeline remaining
• LHS levels remain high; taking advantage of market demand

Net Income and EPS
–
Outstanding growth in net income and EPS compared to Q2-2011 and Q1-2012
Operating Leverage, Core Earnings Power & NIM
–
Growth of Net Revenue
•
28% growth from Q2-2011 and 4% from Q1-2012
–
Strong growth in LHI and LHS
•
More favorable
reduction in securities
•
Growth in LHI with strong yields
•
LHS contribution to growth and earnings remained strong with growth in participation program
•
Improved funding profile with growth in deposits and matched funding of LHS
–
NIM decrease of 5 bps from Q1-2012 and decrease of 37 bps from Q2-2011
•
Reduction in funding costs from Q2-2011 and Q1-2012
•
LHI yields down slightly at 4.95% due to growth
•
Highly liquid LHS growth supported with borrowed funds; yield of 4.11% driven by mortgage rates for excellent spreads
–
Reduced credit costs with reduction in NPA and NCO ratios
Capital
–
Capital ratios stable notwithstanding balance sheet growth
Financial Review

earning asset composition – growth in loans, highly liquid LHS and

Loan Growth
–
Broad-based growth in LHI
•
Averages increased 5% from Q1-2012 and 22% from Q2-2011
•
Quarter-end balance $284 million or 5% above Q2-12 average
–
Average LHS balances consistent with Q1-2012 with surge at end of quarter and growth in participation program
Funding
–
Funding profile improved with DDA and total deposit growth
–
LHS match funded with borrowings and deposits, producing excellent spreads for highly liquid, short-duration earning assets
Credit Costs
–
Total credit costs of $4.1 million for Q2-2012
•
Consistent with expectations for improvement in trends
•
Provision of $1.0 million compared to $3.0 million in Q1-2012, primarily related to growth
•
OREO valuation cost of $3.1 million compared to $ 2.7 million in Q1-2012; gain on sale of ORE of $433,000 in other income
•
NCOs of $533,000 (4 bps), down from $828,000 (6 bps) in Q1-2012
–
NPAs up slightly in dollars, improvement in ratios
Financial Review

Q2-12 Q1-12 Q4-11 Q3-11 Q2-11
Net interest income
$  90,640 $  88,229 $  88,147 $  79,198 $  71,094
Non-interest income
10,462 9,190 8,994 7,603 7,951
Net revenue
101,102 97,419 97,141 86,801 79,045
Provision for credit losses
1,000 3,000 6,000 7,000 8,000
OREO valuation and write-down expense
3,123 2,741 1,091 1,662 725
Total provision  and OREO valuation 4,123 5,741 7,091 8,662 8,725
Non-interest expense
50,850 49,535 49,262 44,524 44,538
Income before income taxes
46,129 42,143 40,788 33,615 25,782
Income tax expense
16,506 15,062 15,043 11,905 9,074
Net income
$ 29,623 $ 27,081 $ 25,745 $ 21,710 $ 16,708
Diluted EPS
$         .76 $         .70 $         .67 $         .56 $         .44
Net interest margin
4.49% 4.54% 4.60% 4.81% 4.86%
ROA
1.40% 1.33% 1.28% 1.25% 1.08%
ROE
18.08% 17.36% 17.05% 14.93% 12.13%
Efficiency
50.3% 50.8% 50.7% 51.3% 56.3%
Income Statement
(in thousands)
(1) Excluding OREO valuation charge
(1)
(1)

QTD Average Balances, Yields and Rates
(in thousands)
Q2 2012 Q1 2012 Q2 2011
Avg. Bal. Yield Rate Avg. Bal. Yield Rate Avg. Bal. Yield Rate
Assets
Securities
$ 118,440 4.55% $ 137,509 4.24% $ 163,073 4.57%
Fed funds sold & liquidity investments
68,493 .31% 56,318 .36% 92,231 .30%
Loans held for sale
2,062,449 4.11% 2,036,622 4.21% 808,165 4.76%
Loans held for investment
5,950,913 4.95% 5,660,993 5.01% 4,890,696 5.24%
Total loans, net of reserve
7,941,583 4.78% 7,627,354 4.84% 5,630,830 5.24%
Total earning assets
8,128,516 4.73% 7,821,181 4.80% 5,886,134 5.14%
Total assets
$8,522,602 $8,209,190 $6,192,506
Liabilities and Stockholders’ Equity
Total interest bearing deposits
$4,388,120 .32% $4,134,976 .34% $3,797,537 .36%
Other borrowings
1,428,575 .21% 1,554,716 .19% 233,388 .19%
Long-term debt
113,406 2.44% 113,406 2.52% 113,406 2.26%
Total interest bearing liabilities
5,930,101 .33% 5,803,098 .34% 4,144,331 .40%
Demand deposits
1,864,456 1,700,390 1,455,366
Stockholders’ equity
658,969 627,594 552,632
Total liabilities and stockholders’ equity
$8,522,602 .23% $8,209,190 .24% $6,192,506 .27%
Net interest margin
4.49% 4.54% 4.86%

QTD Averages
Q2 2012 Q1 2012 Q2 2011
Q2/Q1%
Change
YOY %
Change
Total assets $8,522,602 $8,209,190 $6,192,506 4% 38%
Loans held for investment 5,950,913 5,660,993 4,890,696 5% 22%
Loans held for sale 2,062,449 2,036,622 808,165 1% 155%
Total loans 8,013,362 7,697,615 5,698,861 4% 41%
Securities 118,440 137,509 163,073 (14)% (27)%
Demand deposits 1,864,456 1,700,390 1,455,366 10% 28%
Total deposits 6,252,576 5,835,366 5,252,903 7% 19%
Stockholders’ equity 658,969 627,594 552,632 5% 19%
Financial Summary
(in thousands)

Financial Summary
(in thousands)
Period End
Q2 2012 Q1 2012 Q2 2011
Q2/Q1%
Change
YOY %
Change
Total assets $9,144,360 $8,559,917 $6,709,338 7% 36%
Loans held for investment 6,234,692 5,792,349 5,164,293 8% 21%
Loans held for sale 2,408,032 2,255,281 1,122,330 7% 115%
Total loans 8,642,724 8,047,630 6,286,623 7% 37%
Securities 114,964 123,828 157,821 (7)% (27)%
Demand deposits 2,019,473 1,751,443 1,483,159 15% 36%
Total deposits 6,660,290 6,063,558 5,421,726 10% 23%
Stockholders’ equity 680,705 647,341 563,924 5% 21%

$0
$40,000
$80,000
$120,000
$160,000
$200,000
$240,000
$280,000
$320,000
$360,000
$400,000
367 732 1097 1462 1828 2193
($ in thousands)
160,379
174,207
225,951
273,937
335,169
397,042
Operating Revenue CAGR: 22%
Net Interest
Non-interest Income CAGR: 15%
Non-interest Expense CAGR: 19%
Net Income CAGR: 33%
Revenue and Expense Growth
*Excludes OREO valuation expenses
^Annualized based on 6/30/12 data
Net Interest Income Non-interest Income Non-interest Expense
2007 2008 2009 2010* 2011* Q2-2012*^
98,606
109,651
137,733
154,985
181,403
200,770
Income CAGR: 23%

2007 2008 2009^ 2010 2011
6 months ended 6/30
Diluted EPS Growth
5 Year EPS CAGR: 19%*
1H 2012 2011 2012

$1.10
$0.87
$0.60
$0.70
$1.00
$1.98
$1.45
$0.74
$1.45
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$2.00
$1.50
$1.00
$0.50
$0.00
*1H 2007 – 1H 2012
^Excludes $.15 effect of preferred TARP dividend during 2009. Reported EPS was $0.55.

Deposit and Loan Growth
Loans HFI Interest Bearing Deposits Demand Deposits
2007 2008 2009 2010 2011
($ in millions)
Q2-2012
Demand Deposit CAGR: 35%
Total Deposit CAGR: 19%
Loans Held for Investment CAGR: 14%
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
3,462
4,028
4,457
4,711
5,572
6,235
3,066
3,333
4,121
5,455
5,557
6,660

Deposit and Loan Growth
Loans HFI Interest Bearing Deposits Demand Deposits
2007 2008 2009 2010 2011
($ in millions)
Q2-2012
Demand Deposit CAGR: 35%
Total Deposit CAGR: 19%
Loans Held for Investment CAGR: 14%
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
3,462
4,028
4,457
4,711
5,572
6,235
3,066
3,333
4,121
5,455
5,557
6,660

Loan Portfolio Statistics
Non-accrual loans
Commercial
Construction
Real estate
Consumer
Equipment leases
Total non-accrual loans
Non-accrual loans as % of
loans held for investment
Non-accrual loans as % of
total loans
OREO
Total Non-accruals +
OREO
Non-accrual loans + OREO
as % of loans held for
investment + OREO
Total Loans  $8,642,724
All numbers in thousands.
Loan Collateral by Type 6/30/12
Business Assets
28%
Unsecured
2%
Owner Occupied
R/E
4%
Residential R/E
Mkt. Risk
5%
Comml. R/E Mkt.
Risk
18%
Other Assets
3%
Loans held for
sale
28%
Energy
10%
Highly Liquid
Assets
2%
19,959
16,705
269
252
56,433
.91%
.65%
27,882
84,315
1.35%
19,248
$
$
$

Improved Credit Trends
–
Total credit cost of $4.1 million for Q2-2012, compared to $ 5.7 million in Q1-2012 and $8.7 million in Q2-2011
•
Provision of $1.0 million for Q2-2012 compared to $ 3.0 million for Q1-2012 and
$8.0 million in Q2-2011, reflecting better trends
•
NCOs of $533,000, representing 4 bps compared to 6 bps for Q1-2012 and 86 bps in Q2-2011
•
OREO valuation charge of $3.1 million compared to $ 2.7 million in Q1-2012 and
$725,000 in Q2-2011; ORE gain on sale of $433,000 in other income for net of
$2.7 million
–
NPAs continue to decline as percentage of loans; up slightly in absolute dollars
•
Reduction of $20.9 million (20%) from Q2-2011
•
NPA ratio of 1.35% compared to 1.42 % in Q1-2012 and 2.03% in Q2-2011
•
NPLs at $56.4 million, up $6.3 million from Q1-2012 and down $21.5 million from
Q2-2011
•
NPL ratio at 0.65% of total loans and 0.91% of LHI
–
Achieved reduction in credit costs consistent with improvement in credit metrics
Credit Quality

Credit Quality
Combined reserve
/ Loans *
1.21% 1.31% 1.56% 1.59% 1.16%
Non-accrual loans
+ OREO to
loans * + OREO
1.35% 1.58% 3.25% 2.74% 1.81%
Combined reserve
to non-accruals
1.3x 1.3x .6x .7x 1.0x
Net Charge-offs / Average Loans
* Excludes loans held for sale.
0.05%
0.58%
1.14%
0.46%
0.35%
2012
2011 2010
2009
2008
1.40%
1.20%
1.00%
0.40%
1.20%
0.00%
0.80%
0.60%

Closing Comments
•
Strong core earnings and growth continuing in 2012
•
Credit cost improvements have been exceptional
•
Strong LHI pipeline presents opportunity for growth potential
•
LHS balances could grow modestly with increased market share and benefits of participation program
•
Business model has produced and should continue to produce
industry-leading results

Q&A